June 30, 2010

BNY MELLON FUNDS TRUST
-BNY Mellon Municipal Opportunities Fund

Supplement to Prospectus
dated December 31, 2009
(Class M and Investor shares)

The following information supersedes and replaces any contrary information contained in the Prospectus under the caption “Note to Investors” with respect to BNY Mellon Municipal Opportunities Fund:

Effective July 1, 2010, the fund will reopen to new investors. The fund reserves the right to close again to new investors at any time.